UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2009

BIOMET, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Indiana	0-12515	35-1418342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 East Bell Drive

Warsaw, Indiana 46582

(Address of Principal Executive Offices, Including Zip Code)

(574) 267-6639

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	(Results of Operations and Financial Condition), and

Item 7.01	(Regulation FD Disclosure):

On January 13, 2009 the Company issued a press release with respect to financial results for the second fiscal quarter of 2009. The press release attached hereto as Exhibit 99.1 is incorporated by reference herein and furnished in accordance with Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Document
99.1	Press Release issued January 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2009	BIOMET, INC.

/s/ Bradley J. Tandy
	By:	Bradley J. Tandy
	Its:	Senior Vice President, General
Counsel and Secretary